Exhibit 5

JOINT FILING AGREEMENT

PURSUANT TO RULE 13D-1(K)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning such person contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that such person knows or has reason to believe that such information is inaccurate.

Dated: July 12, 2021	DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

By: Drawbridge Special Opportunities GP LLC, its general partner

	By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

Dated: July 12, 2021	DRAWBRIDGE SPECIAL OPPORTUNITIES ADVISORS LLC

	By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

Dated: July 12, 2021	DRAWBRIDGE SPECIAL OPPORTUNITIES GP LLC

	By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

Dated: July 12, 2021	FIG LLC

	By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary & General Counsel

Dated: July 12, 2021	FORTRESS PRINCIPAL INVESTMENT HOLDINGS IV LLC

	By:	/s/ David N. Brooks
Name: David N. Brooks
Title: General Counsel

Dated: July 12, 2021	FORTRESS OPERATING ENTITY I LP

By: FIG Corp., its general partner

	By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary & General Counsel

Dated: July 12, 2021	FIG CORP.

	By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary & General Counsel

Dated: July 12, 2021	FORTRESS INVESTMENT GROUP LLC

	By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary & General Counsel

Dated: July 12, 2021	DBFLF CFTWE HOLDINGS L.P.

By: DBFLF CFTWE GP LLC, its general partner

	By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

Dated: July 12, 2021	DBFLF CFTWE GP LLC

	By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

Dated: July 12, 2021	SPB HOSPITALITY LLC

	By:	/s/ Morgan J. McClure
Name: Morgan J. McClure
Title: President

Dated: July 12, 2021	SPB TITAN HOLDINGS, LLC

	By:	/s/ Morgan J. McClure
Name: Morgan J. McClure
Title: President

Dated: July 12, 2021	TITAN MERGER SUB, INC.

	By:	/s/ Morgan J. McClure
Name: Morgan J. McClure
Title: President